UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2010

UNIWELL ELECTRONIC CORPORATION

(formerly Winscon Electronics Co. Ltd.)

(Exact name of small business issuer as specified in its charter)

Delaware                   333-127170                                     98-0476582

  (State or other Jurisdiction         (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                     Number)

3950 Worthview Place

Mississauga, Ontario, CANADA L5N 6S7

(Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation

On July 29, 2010, Winscon Electronics Co. Ltd. filed a Form 8-K announcing an amendment to its Articles of Incorporation.

(1)

The following resolution became effective on September 16, 2010 with a new trading symbol issued by FINRA.  Uniwell Electronic Corporation symbol is listed as UNWL.OTC.

(2)

RESOLVED, the directors below of the Company hereby approve that the name of the corporation shall be changed from WINSCON ELECTRONICS CO. LTD. to UNIWELL ELECTRONIC CORPORATION, pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, and that an Amendment of the Certificate of Incorporation be filed with the State of Delaware on July 27th, 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2010                                         Uniwell Electronic Corporation

                                                                                                         /S/

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                                                                                             Luiz A. Brasil, CEO